UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2010

EDISON MISSION ENERGY

(Exact name of registrant as specified in its charter)

DELAWARE	333-68630	95-4031807
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

18101 Von Karman Avenue, Suite 1700

Irvine, California  92612

(Address of principal executive offices, including zip code)

949-752-5588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01  Other Events.

On December 20, 2010, Edison Mission Energy (“EME”) announced that its Senior Vice President and Chief Financial Officer, John P. Finneran, Jr., will retire from EME effective January 31, 2011.

On December 20, 2010, EME also announced that Maria Rigatti had been appointed Chief Financial Officer of EME, effective immediately. Ms. Rigatti joined EME in 1999 and has served in several leadership roles in commercial management and finance for EME. Since 2008, Ms. Rigatti has served as Vice President and Treasurer of EME and she will continue in those roles.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edison Mission Energy

(Registrant)

Date:	December 22, 2010	/s/ Daniel D. McDevitt
DANIEL D. MCDEVITT Vice President and General Counsel